                                PROSPECTUS SUPPLEMENT
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                      SEPARATE ACCOUNT VA-K (EXECANNUITY PLUS)
                    SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 1997

                                         ***

The first two sentences of the third paragraph under "A. PURCHASE PAYMENTS" on page 29 of the Prospectus are deleted and replaced by the following:

    Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. To the extent permitted by state law, however, if the Policy is issued as an IRA or is issued in Georgia, Indiana, Michigan, Missouri, North Carolina, Oklahoma, South Carolina, Texas, Utah, Washington or West Virginia, any portion of the initial net payment and additional net payments received during the Contract's first 15 days measured from the issue date, allocated to any Sub-Account will be held in the Money Market Fund of the Trust until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

                                         ***

Supplement Dated August 21, 1997